UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2010

MUTUAL FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

_____________________________

Federal (State or other jurisdiction of Incorporation)	000-51876 (Commission File Number)	33-1135091 (I.R.S. Employer Identification No.)
2212 West Cermak Road Chicago, Illinois (Address of principal executive offices)		60608 (Zip Code)

Registrant’s telephone number, including area code:  (773) 847-7747

Not Applicable
(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Mutual Federal Bancorp, Inc. (the “Company”) announced today that on January 28, 2010, the Company filed a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Company’s common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.  The Company is eligible to file Form 15 because there were less than 300 holders of record of its common stock at January 1, 2010, and upon filing of the Form 15.  The Company expects the deregistration to become effective within 90 days of filing with the SEC.  Upon the filing of the Form 15, the Company’s obligation to file reports with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K, is immediately suspended.

Attached as Exhibit 99.1 is a copy of the Company’s press release announcing the filing of the Form 15, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit

99.1	Press release dated January 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUTUAL FEDERAL BANCORP, INC.

Date: January 28, 2010	By:	/s/Stephen M. Oksas
Stephen M. Oksas
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

99.1	Press release dated January 28, 2010.